Principal Variable Contracts Funds, Inc.
Supplement dated September 16, 2024
to the Statement of Additional Information dated May 1, 2024
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
NOTICE: Effective July 31, 2024, the Directors no longer serve as Directors for the Principal Real Asset Fund ("PRA") and as such no longer provide oversight of PRA. Delete all references to PRA from this SAI.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, add Frances P. Grieb and Thomas A. Swank alphabetically to the 15(c) Committee in the Committee and Independent Board Members column.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2025, under Management Agreement, remove Bond Market Index from first table, and add the following after the seventh table:

	Net Asset Value of Account
Account/Portfolio	First $3 billion	Next $3 billion	Over $6 billion
Bond Market Index	0.14%	0.12%	0.10%
Effective January 1, 2025, under Management Agreement, delete the row for Government & High Quality Bond from the second table, and replace with the following:

	Net Asset Value of Account
Account/Portfolio	First $100 million	Next $100 million	Next $100 million	Next $100 million	Thereafter
Government & High Quality Bond	0.48%	0.47%	0.46%	0.45%	0.44%
Effective January 1, 2025, under Management Agreement, delete the row for LargeCap S&P 500 Index from the seventh table, and replace with the following:

	Net Asset Value of Account
Account/Portfolio	First $3 billion	Over $3 billion
LargeCap S&P 500 Index	0.19%	0.15%
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